UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2021

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 741-7744

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 par value per share	HHC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.             Entry into a Material Definitive Agreement.

Indenture for 4.125% senior notes due 2029

On February 2, 2021, The Howard Hughes Corporation (the “Company”) issued $650,000,000 in aggregate principal amount of 4.125% Senior Notes due 2029 (the “2029 Notes”) pursuant to an indenture, dated February 2, 2021 (the “2029 Indenture”), by and among the Company, as issuer, HHC Warehouse Holding Company, LLC, a Delaware limited liability company (“HHC Holding”), HH Warehouse Land Holdings, LLC, a Delaware limited liability company (“HH Land”), HH Woodlands Tower Holdings, LLC, a Delaware limited liability company (“HH Tower”), and API/HHC Lake Robbins Holding Company, LLC, a Delaware limited liability company (“Lake Robbins,” together with HHC Holding, HH Land and HH Tower, the “Guarantors”), as subsidiary guarantors, and Wells Fargo Bank, National Association, as trustee. The 2029 Notes have not been registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any other jurisdiction and were offered and sold either to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act or to persons outside the United States under Regulation S of the Securities Act.

The 2029 Notes mature on February 1, 2029. Interest accrues on the 2029 Notes at a rate of 4.125% per annum from the date of issuance, and interest is payable semiannually, on February 1 and August 1 of each year. The first interest payment date is August 1, 2021. The Company may redeem all or part of the 2029 Notes at any time on or after February 1, 2024 at prices set forth in the 2029 Indenture, plus accrued and unpaid interest up to, but not including, the redemption date. At any time prior to February 1, 2024, the Company may redeem up to 40% of the 2029 Notes using the proceeds from certain equity offerings at a redemption price of 104.125% of the principal amount, plus accrued and unpaid interest up to, but not including, the redemption date. At any time prior to February 1, 2024 the Company may also redeem some or all of the 2029 Notes at a price equal to 100% of the principal amount, plus a “make-whole” premium and accrued and unpaid interest up to, but not including, the redemption date. If the Company sells certain assets or experiences specific kinds of changes in control, the Company will be required to make an offer to purchase the 2029 Notes.

The Guarantors, jointly and severally, provide a guarantee of all payment obligations arising under the 2029 Notes and each will be unconditionally and automatically released as a guarantor upon, among other events, such entity no longer being the borrower or a guarantor under certain credit facilities or other forms of indebtedness.

The 2029 Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the trustee or the holders of at least 25% in aggregate principal amount of the 2029 Notes then outstanding may declare the entire principal amount of the 2029 Notes, and the interest accrued on such 2029 Notes, to be immediately due and payable.

Indenture for 4.375% senior notes due 2031

Also on February 2, 2021, the Company issued $650,000,000 in aggregate principal amount of 4.375% Senior Notes due 2031 (the “2031 Notes”) pursuant to an indenture, dated February 2, 2021 (the “2031 Indenture”), by and among the Company, as issuer, the Guarantors, as subsidiary guarantors, and Wells Fargo Bank, National Association, as trustee. The 2031 Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and were offered and sold either to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act or to persons outside the United States under Regulation S of the Securities Act.

The 2031 Notes mature on February 1, 2031. Interest accrues on the 2031 Notes at a rate of 4.375% per annum from the date of issuance, and interest is payable semiannually, on February 1 and August 1 of each year. The first interest payment date is August 1, 2021. The Company may redeem all or part of the 2031 Notes at any time on or after February 1, 2026 at prices set forth in the 2031 Indenture, plus accrued and unpaid interest up to, but not including, the redemption date. At any time prior to February 1, 2024, the Company may redeem up to 40% of the 2031 Notes using the proceeds from certain equity offerings at a redemption price of 104.375% of the principal amount, plus accrued and unpaid interest up to, but not including, the redemption date. At any time prior to February 1, 2026 the Company may also redeem some or all of the 2031 Notes at a price equal to 100% of the principal amount, plus a “make-whole” premium and accrued and unpaid interest up to, but not including, the redemption date. If the Company sells certain assets or experiences specific kinds of changes in control, the Company will be required to make an offer to purchase the 2031 Notes.

The Guarantors, jointly and severally, provide a guarantee of all payment obligations arising under the 2031 Notes and each will be unconditionally and automatically released as a guarantor upon, among other events, such entity no longer being the borrower or a guarantor under certain credit facilities or other forms of indebtedness.

The 2031 Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the trustee or the holders of at least 25% in aggregate principal amount of the 2031 Notes then outstanding may declare the entire principal amount of the 2031 Notes, and the interest accrued on such 2031 Notes, to be immediately due and payable.

Fourth Supplemental Indenture for 5.375% senior notes due 2025

On February 2, 2021, the Company entered into the fourth supplemental indenture (the “Fourth Supplemental Indenture”) dated as of February 2, 2021, among the Company, the Guarantors, and Wells Fargo Bank, National Association, as trustee, to amend the indenture governing the 5.375% senior notes due 2025 (the “2025 Notes”), dated as of March 16, 2017, by and between the Company and Wells Fargo Bank, National Association, as trustee (as supplemented by a first supplemental indenture thereto, dated as of June 15, 2017, a second supplemental indenture thereto, dated as of August 18, 2020, and a third supplemental indenture thereto, dated as of October 2, 2020, the “2017 Indenture”).

The provisions of the Fourth Supplemental Indenture eliminate substantially all of the restrictive covenants and substantially all of the events of default (other than for failure to make payments and certain bankruptcy or insolvency events), and decrease certain notice periods required for optional redemption of the 2025 Notes.

The preceding descriptions of the 2029 Indenture (including the 2029 Notes), the 2031 Indenture (including the 2031 Notes) and the Fourth Supplemental Indenture are summaries and are qualified in their entirety by, respectively, the 2029 Indenture and the form of the 2029 Notes, filed as Exhibit 4.1 hereto, the 2031 Indenture and the form of the 2031 Notes, filed as Exhibit 4.2 hereto, and the Fourth Supplemental Indenture, filed as Exhibit 4.3 hereto, each of which exhibits are incorporated by reference herein.

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation under the 2029 Indenture or the 2031 Indenture, as applicable.

Item 3.03.             Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03, insofar as it relates to the Company’s entry into the Fourth Supplemental Indenture.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Indenture, dated as of February 2, 2021, by and among The Howard Hughes Corporation, HHC Warehouse Holding Company, LLC, HH Warehouse Land Holdings, LLC, HH Woodlands Tower Holdings, LLC, API/HHC Lake Robbins Holding Company, LLC, and Wells Fargo Bank, National Association, as trustee.

4.2	Indenture, dated as of February 2, 2021, by and among The Howard Hughes Corporation, HHC Warehouse Holding Company, LLC, HH Warehouse Land Holdings, LLC, HH Woodlands Tower Holdings, LLC, API/HHC Lake Robbins Holding Company, LLC, and Wells Fargo Bank, National Association, as trustee.

4.3	Fourth Supplemental Indenture, dated as of February 2, 2021, to the indenture dated as of March 16, 2017, by and among The Howard Hughes Corporation, HHC Warehouse Holdings Company, LLC, HH Warehouse Land Holdings, LLC, HH Woodlands Tower Holdings, LLC, API/HHC Lake Robbins Holding Company, LLC, and Wells Fargo Bank, National Association, as the trustee.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2021

THE HOWARD HUGHES CORPORATION

By:	/s/ Peter F. Riley
Peter F. Riley
Senior Executive Vice President, General Counsel and Secretary

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